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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 or 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported) September 6, 2000


                           First Albany Companies Inc.
                           ---------------------------
               (Exact Name of Registrant as Specified in Charter)


       New York                     0-14140                    22-2655804
       --------                     -------                    ----------
 (State or Other Juris-         (Commission File        (IRS Employer diction of
diction of Incorporation)            Number)                Identification No.)

30 South Pearl Street, Albany, New York                               12207
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(Address of Principal Executive Offices)                            (Zip Code)

Registrant's telephone number, including area code # (518) 447-8500


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 5.  Other Events.

         On Wednesday, September 6, 2000, the Registrant issued a press release announcing the completion of a stock buy-back in which the Registrant purchased approximately 814,000 shares of its common stock from many of its former Private Client Group financial consultants. The Registrant purchased these shares from the financial consultants in private transactions for an aggregate purchase price of approximately $16 million. The Registrant's press release regarding the stock buy-back is attached hereto as Exhibit 99.1.



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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements of Business Acquired:

     Not applicable.

(b)  Pro Forma Financial Information:

     Not applicable.

(c)  Exhibits:

Exhibit        Description

99.1           Press release issued by First Albany Companies Inc., dated
               September 6, 2000.

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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           FIRST ALBANY COMPANIES INC.



Date:  September 6, 2000                    By:    /s/ Stephen P. Wink
                                                -----------------------------
                                                Name:  Stephen P. Wink
                                                Title: Senior Vice President
                                                       & General Counsel

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                                  EXHIBIT INDEX


                  The following exhibits are filed herewith.

Exhibit                    Description

 99.1 Press release issued by First Albany Companies Inc., dated September 6, 2000.